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                                                                   Exhibit 10.23

                              AMENDED AND RESTATED
                             STOCKHOLDERS' AGREEMENT


                  THIS AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT (this "Agreement") made as of this 5th day of March, 1999, by and among MEDSCAPE, INC., a Delaware corporation (the "Corporation"), having its principal office at 134 W. 29th Street, New York, New York 10001-5399, certain existing stockholders of the Corporation listed on Schedule I attached hereto under "Existing Stockholders," each having an address as indicated thereon (the "Existing Stockholders"), the persons listed on Schedule I under "Investor Stockholders," each having an address as indicated on Schedule I (collectively, the "Investor Stockholders"), and any subsequent stockholder of the Corporation who becomes a party to this Agreement pursuant to the terms and conditions hereof (the "Additional Stockholders", and collectively, with the Existing Stockholders and the Investor Stockholders, the "Stockholders"). This Agreement amends and restates in its entirety the Stockholders Agreement, dated as of October 31, 1997, as amended on February 19, 1998 and October 23, 1998, by and among the Corporation and the Existing Stockholders (the "Antecedent Agreement").


                                   BACKGROUND

                  The Corporation is a corporation duly organized and existing under the laws of the State of Delaware with a total authorized capitalization of 21,956,643 shares of which (a) 788,200 shares are designated as Series A Preferred Stock, par value $.01 per share, of which 788,200 shares are issued and outstanding as of this date; (b) 1,478,359 shares are designated as Series C Preferred Stock, par value $.01 per share, of which 1,478,359 shares are issued and outstanding as of this date, (c) 932,401 shares are designated as Series C-1 Preferred Stock, par value $.01 per share, of which 932,401 shares are issued and outstanding as of this date, (d) 1,757,683 shares are designated as Series D Preferred Stock, par value $.01 per share, of which 1,757,683 shares shall be issued effective upon the Closing, (e) 11,000,000 shares are designated as Class A Common Stock, par value $.01 per share, of which 431,600 shares are issued and outstanding as of this date, 1,585,185 shares are duly reserved for issuance in connection with the conversion of Series C Preferred Stock, 932,401 shares are duly reserved for issuance in connection with the conversion of the Series C-1 Preferred Stock and 1,757,683 shares are duly reserved for issuance in connection with conversion of Series D Preferred Stock and (f) 6,000,000 shares are designated as Class B Common Stock, par value $.01 per share, of which (i) 2,316,927 shares are issued and outstanding as of this date and (ii) 2,485,221 shares are duly reserved for issuance to officers, directors and employees of the Corporation pursuant to the Corporation's stock option plan or other arrangements approved by the Corporation's Board of Directors. This Agreement is




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being entered into in connection with the Closing to amend and restate the
Antecedent Agreement in accordance with Section 12 thereof.

                  Each of the Stockholders owns that number of shares of Preferred Stock and Common Stock (together with any other shares of capital stock of the Corporation now owned or hereafter acquired by the Stockholders and their successors or assigns from any Person by any means, including without limitation, any acquisition by gift, purchase, dividend, conversion, stock split, recapitalization or otherwise, collectively, the "Shares") set forth opposite the name of each such Stockholder on Schedule II attached hereto. It is deemed to be in the best interest of the Corporation and the Stockholders that provision be made for the continuity and stability of the business and policies of the Corporation and, to that end, the Corporation and the Stockholders hereby set forth their agreement with respect to the Shares.

                  NOW, THEREFORE, in consideration of the premises and of the mutual consents and obligations hereinafter set forth, the parties hereto hereby further agree as follows:

                  SECTION 1. Definitions. All capitalized terms used in this Agreement shall have the meanings assigned to them elsewhere in this Agreement or as specified below:

                  "Affiliate" of any Person shall mean any Person directly or indirectly controlling, controlled by or under common control with such Person.

                  "Closing" shall mean the closing of the transactions contemplated under the Purchase Agreement which shall take place effective as of the first date set forth above.

                  "Closing Date" shall mean the date on which the Closing under the Purchase Agreement occurs, which shall be a date simultaneous with the execution and delivery of this Agreement.

                  "Commission" shall mean the United States Securities and Exchange Commission.

                  "Common Directors" shall have the meaning set forth in Section 2(b)(vii) hereof.

                  "Common Stock" shall mean (a) the Corporation's Class A Common Stock, par value $.01 per share, as authorized on the date of this Agreement,
(b) the Corporation's Class B Common Stock, par value $.01 per share, as authorized on the date of this Agreement, (c) any other capital stock of any class or classes (however designated) of the Corporation, authorized on or after the date hereof, the holders of

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which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating distributions after the payment of dividends and distributions on any shares entitled to preference under the Restated Certificate of Incorporation (as the same may be further amended from time to time after the Closing), and (d) any other securities into which or for which any of the securities described in clause (a), (b) or (c) of this definition may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

                  "Corporation Notice" shall have the meaning set forth in
Section 4(b) hereof.

                  "Designated Offering" shall mean a firmly underwritten public offering registered under the Securities Act with an aggregate minimum gross offering price to the public of $20,000,000 with a per share price equal to no less than $17.58 per share (as adjusted for any stock split, stock dividend or recapitalization after March 5th, 1999).

                  "Equity Securities" shall have the meaning set forth in
Section 3(a) hereof.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

                  "Exchange Act Registration Statement" shall mean a registration statement filed pursuant to the Exchange Act, relating to any class of equity securities of the Corporation.

                  "Excluded Form" shall mean a registration statement filed pursuant to the Securities Act on Form S-8, S-4 or any similar or successor forms.

                  "Excluded Securities" shall mean those securities described in
Section 3(g) hereof.

                  "Existing Registrable Securities" shall mean: (a) all the shares of Common Stock of the Corporation, other than Investor Registrable Securities, that are now owned or may hereafter be acquired by any Holder or its permitted successors and assigns, and any other shares of Common Stock acquired by such Holder pursuant to Sections 3 or 4 of this Agreement; and (b) any shares of Common Stock of the Corporation issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of all such shares of Common Stock described in clause (a) of this definition; excluding in all cases, however, (i) any Existing Registrable Securities sold pursuant to registration under the Securities Act or (ii) any Existing Registrable Securities sold, subsequent to the Corporation's initial public offering of

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securities registered under the Securities Act, pursuant to Rule 144 (or similar or successor rule) promulgated under the Securities Act.

                  "Form S-3" shall mean the form under the Securities Act as is in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the Commission which permit inclusion or incorporation of substantial information by reference to other documents filed by the Corporation with the Commission.

                  "Holder" shall mean any holder of Common Stock owning of record Registrable Securities that have not been sold to the public and, for purposes of this Agreement, a record holder of the Series C Stock or Series D Preferred Stock convertible into such Registrable Securities shall be deemed to be the Holder of such Registrable Securities; provided, however, that the Corporation shall in no event be obligated to register the Series C Stock or Series D Preferred Stock, and that Holders of Registrable Securities shall not be required to convert their shares of Series C Stock or Series D Preferred Stock into Common Stock in order to exercise the registration rights granted under Section 6 hereof, until immediately before the closing of the offering to which the registration relates.

                  "Initiating Holders" shall have the meaning set forth in
Section 6(d)(ii) hereof.

                  "Investor Notice" shall have the meaning set forth in Section 4(c) hereof.

                  "Investor Registrable Securities" shall mean: (a) all the shares of Common Stock of the Corporation issued or issuable upon the conversion of the shares of Series C Stock or Series D Preferred Stock that are now owned or may hereafter be acquired by any Holder or its permitted successors and assigns, and any other shares of Common Stock acquired by such Holder pursuant to Sections 3 or 4 of this Agreement; and (b) any shares of Common Stock of the Corporation issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of all such shares of Common Stock described in clause (a) of this definition; excluding in all cases, however, (i) any Investor Registrable Securities sold pursuant to registration under the Securities Act or (ii) any Investor Registrable Securities sold, subsequent to the Corporation's initial public offering of securities registered under the Securities Act, pursuant to Rule 144 (or similar or successor rule) promulgated under the Securities Act.

                  "Investor Registrable Securities then outstanding" shall mean the number of shares of Investor Registrable Securities that are then issued and outstanding or are then issuable pursuant to the exercise or conversion of then outstanding and then exercisable options, warrants or convertible securities.

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                  "Limited Sales" shall mean, for the period of one year after the date hereof, (a) aggregate sales of no more than 5% of the outstanding Series A Preferred Stock and (b) aggregate sales of no more than 5% of the outstanding Series C Stock.

                  "MTV Director" shall have the meaning set forth in Section 2(b)(i) hereof.

                  "Notice of Acceptance" shall have the meaning set forth in
Section 3(c) hereof.

                  "Offer" shall have the meaning set forth in Section 3(a) hereof.

                  "Permitted Transfer" and "Permitted Transferee" shall have the meanings set forth in Section 4(d) hereof.

                  "Person" shall mean and include an individual, a corporation, a partnership, a trust, an unincorporated organization and a government or any department, agency or political subdivision thereof.

                  "Preferred Stock" shall mean (a) the Corporation's Series A Preferred Stock, par value $.01 per share, as authorized on the date of this Agreement, (b) the Corporation's Series C Preferred Stock, par value $.01 per share, as authorized on the date of this Agreement, (c) the Corporation's Series C-1 Preferred Stock, par value $.01 per share, as authorized on the date of this Agreement, (d) the Corporation's Series D Preferred Stock, par value $.01 per share, as authorized on the date of this Agreement, and (e) any other securities into which or for which any of the securities described in clause (a), (b), (c) or (d) of this definition may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

                  "Purchase Agreement" shall mean the Stock Purchase Agreement dated as of the date hereof, between the Corporation and certain of the Investor Stockholders and additional investors, as the same may be amended from time to time.

                  "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

                  "Registrable Securities" shall mean, collectively, Existing Registrable Securities and Investor Registrable Securities.

                  "Registration Expenses" shall have the meaning set forth in
Section 6(d) hereof.

                  "Remaining Securities" shall have the meaning set forth in
Section 3(d) hereof.

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                  "Restated Certificate of Incorporation" shall mean the
Corporation's Restated and Amended Certificate of Incorporation, filed in the Office of the Secretary of State of Delaware on March 5, 1999, a copy of which is attached hereto as Exhibit A.

                  "Sale Shares" shall have the meaning set forth in Section 4(a) hereof.

                  "Section 4 Shares" shall mean any shares of Common Stock or Preferred Stock issued to the Section 4 Stockholders.

                  "Section 4 Shares Transfer" shall have the meaning set forth in Section 4(a) hereof.

                  "Section 4 Stockholders" shall mean Jeffrey L. Drezner, Excelsior Fund 1, Peter Frishauf, Steven Kalin and Paul Sheils.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

                  "Series C Director" shall have the meaning set forth in
Section 2(b)(ii) hereof.

                  "Series D Director" shall have the meaning set forth in
Section 2(b)(iii) hereof.

                  "Series A Preferred Stock" shall mean the Corporation's authorized and outstanding shares of Series A Convertible Preferred Stock, par value $.01 per share, having the designations, rights, preferences and privileges and qualifications, limitations and restrictions set forth in the Restated Certificate of Incorporation, of which 788,200 shares are outstanding as of the date hereof.

                  "Series C Preferred Stock" shall mean the Corporation's authorized and outstanding shares of Series C Convertible Preferred Stock, par value $.01 per share, having the designations, rights, preferences and privileges and qualifications, limitations and restrictions set forth in the Restated Certificate of Incorporation.

                  "Series C-1 Preferred Stock" shall mean the Corporation's authorized and outstanding shares of Series C-1 Convertible Preferred Stock, par value $.01 per share, having the designations, rights, preferences and privileges and qualifications, limitations and restrictions set forth in the Restated Certificate of Incorporation.

                  "Series C Stock" shall mean the Series C Preferred Stock and the Series C-1 Preferred Stock taken together.

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                  "Series D Preferred Stock" shall mean the Corporation's
authorized and outstanding shares of Series D Convertible Preferred Stock, par value $.01 per share, having the designations, preferences and privileges and qualifications, limitations and restrictions set forth in the Restated Certificate of Incorporation.

                  "transfer" shall mean any sale, assignment, transfer, disposition, donation, pledge, bequest, hypothecation, gift, conveyance, encumbrance or any other disposition or transfer of a Share or any interest or rights (legal or equitable) therein by any means whatsoever, whether direct or indirect, absolute or conditional, voluntary or involuntary, by operation of law (including without limitation, by operation of the laws of descent and distribution) or otherwise.

                  "Transferring Stockholder" shall have the meaning set forth in
Section 4(a) hereof.

                  "TS Notice" shall have the meaning set forth in Section 4(a) hereof.

                  "Violation" shall have the meaning set forth in Section 6(j)(i) hereof.

                  SECTION 2.  Election of Directors.

                  (a) The Stockholders shall take all steps necessary, acting in their respective capacities as stockholders, directors or officers of the Corporation, as the case may be, to perform their obligations and agreements hereunder, to cause the Corporation to perform its obligations and agreements hereunder and under the Purchase Agreement and to implement and cause the Corporation to implement the provisions of this Agreement and the Purchase Agreement, including without limitation, the calling and holding of stockholders' meetings for the election of directors or the election of directors by consent in writing.

                  (b) The Board of Directors of the Corporation shall consist of a maximum of nine (9) directors. At each annual meeting of the stockholders of the Corporation, and at each special meeting of the stockholders of the Corporation called for the purpose of electing directors of the Corporation, and at any time at which stockholders of the Corporation shall have the right to, or shall, vote for or consent in writing to the election of directors of the Corporation, then, and in each such event, the Stockholders agree that they shall vote all Shares owned by them for the election of the Board of Directors in the following manner:

                           (i) Media Technology Ventures, L.P. and Media
                  Technology Ventures Entrepreneurs Fund, L.P (collectively, "MTV") shall be entitled, but not obligated, so long as MTV is the holder of record of at least five percent (5%) of a class of voting equity securities of the Corporation then outstanding, to elect one (1) director (the "MTV Director");

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                           (ii) the holders of record of shares of Series C
                  Stock, excluding MTV, voting together as a separate class, shall be entitled, but not obligated, so long as such holders are the holders of record, in the aggregate, of at least five percent (5%) of the outstanding shares of Series C Stock constituting at least 200,000 shares, to elect one (1) director, who shall be nominated by the holders of record of a majority of the shares of Series C Stock, excluding MTV, then outstanding (the "Series C Director");

                           (iii) the holders of record of shares of Series D
                  Preferred Stock, voting together as a separate class, shall be entitled, but not obligated, to elect one (1) director, who shall be nominated by the holders of record of a majority of the shares of Series D Preferred Stock then outstanding (the "Series D Director");

                           (iv) TBG Information Investors, LLC ("TBG") shall be
                  entitled, but not obligated, so long as TBG is the holder of record of at least five percent (5%) of a class of voting equity securities of the Corporation then outstanding, to elect one (1) director (the "TBG Director");

                           (v) upon nomination by the Board of Directors and for
                  so long as he is employed as Chief Executive Officer of the Corporation, the Stockholders shall elect Paul T. Sheils as a director of the Corporation;

                           (vi) upon nomination by the Board of Directors and
                  for so long as he is employed as Executive Vice President of the Corporation, the Stockholders shall elect Jeffrey L. Drezner, M.D., Ph.D., as a director of the Corporation; and

                           (vii) the holders of record of shares of Class A
                  Common Stock and Series A Preferred Stock, voting together as a single class, shall elect three (3) directors, two (2) of whom shall be nominated by the holders of record of a majority of the shares of Class A Common Stock and Series A Preferred Stock then outstanding, and one (1) of whom shall be nominated by a majority of the two directors so nominated pursuant this
                  Section 2(b)(vii) and the MTV Director (collectively, the "Common Directors"); provided, however, that (1) Mr. Peter Frishauf or his designee shall hold and continue to hold one
                  (1) of the Common Directors seats provided for in this Section 2(b)(vii) so long as Mr. Frishauf or his nominee is the holder of record of, in the aggregate, at least five percent (5%) of a class of voting equity securities of the Corporation and (2) Mr. Alan Patricof or his designee shall hold and continue to hold one (1) of the Common Directors seats provided for in this Section 2(b)(vii) so long as The Excelsior Fund I, APA Excelsior IV, L.P., APA Excelsior IV Offshore,

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                  L.P. or The Patricof Private Investment Club, or their
                  nominees, are the holders of record of, in the aggregate, at least five percent (5%) of a class of voting equity securities of the Corporation.

                  (c) In the event that either MTV or the holders of Series C Stock is no longer entitled to elect to the Board of Directors the MTV Director or the Series C Director as provided in Section 2(b)(i) and 2(b)(ii) above, respectively, then such director(s) shall be nominated by a majority vote of the Board of Directors.

                  (d) At any such meeting called for the purpose of electing directors, the presence in person or by proxy of (i) MTV or its authorized representative, in the case of the election of the MTV Director, (ii) TBG or its authorized representative, in the case of the election of the TBG Director,
(iii) the holders of record of a majority of the shares of Series C Stock (excluding MTV) then outstanding, in the case of the election of the Series C Director, (iv) the holders of record of a majority of the shares of the Series D Preferred Stock outstanding in the case of the Series D Director, and (v) the holders of record of a majority of the shares of the Class A Common Stock and the Series A Preferred Stock then outstanding, in the case of the election of the Common Directors, shall constitute a quorum for the election of directors to be elected by such holders. The Stockholders agree to take any actions deemed advisable by the Board to amend the Bylaws of the Corporation to reflect the quorum conditions reflected in this Section 2(e).

                  (e) A vacancy in any directorship entitled to be elected by MTV (including without limitation, a vacancy resulting from the decision during an earlier election by MTV not to fill the directorship to be held by the MTV Director) shall be filled only by vote or written consent of MTV, in the manner set forth herein. A vacancy in any directorship entitled to be elected by TBG (including without limitation, a vacancy resulting from the decision during an earlier election by TBG not to fill the directorship to be held by the TBG Director) shall be filled only by vote or written consent of TBG, in the manner set forth herein. A vacancy in any directorship entitled to be elected by the holders of record of shares of Series C Stock (including without limitation, a vacancy resulting from the decision during an earlier election by the holders of the Series C Stock not to fill the directorship to be held by the Series C Director) shall be filled only by vote or written consent of the holders of record of shares of Series C Stock (excluding MTV), in the manner set forth herein. A vacancy in any directorship elected by the holders of record of shares of Class A Common Stock, Series A Preferred Stock and Series B Preferred Stock shall be filled only by vote or written consent of the holders of record of shares of Class A Common Stock, Series A Preferred Stock and Series B Preferred Stock, in the manner set forth herein. A vacancy in any directorship elected by the holders of record of shares of Series D Preferred Stock shall be filled only by vote or written consent of the holders of record of Series D Preferred Stock.

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                  (f) Except as may otherwise be provided by law, each MTV
Director who shall have been elected as provided in this Section 2 may be removed during his term of office, whether with or without cause, only by MTV. Except as may otherwise be provided by law, each TBG Director who shall have been elected as provided in this Section 2 may be removed during his term of office, whether with or without cause, only by TBG. Except as may otherwise be provided by law, each Series C Director who shall have been elected as provided in this Section 2 may be removed during his term of office, whether with or without cause, only by the holders of record of a majority of the shares of Series C Stock (excluding MTV) then outstanding. Except as may otherwise be provided by law, each Common Director who shall have been elected as provided in this Section 2 may be removed during his term of office, whether with or without cause, only by the holders of record of a majority of the shares of Class A Common Stock, Series A Preferred Stock and Series B Preferred Stock then outstanding. Except as may otherwise be provided by law, each Series D Director who shall have been elected in this Section 2 may be removed during his term of office, whether with or without cause, only by the holders of record of a majority of the Series D Preferred Stock then outstanding.

                  (g) Each MTV Director, Series C Director, Series D Director and Common Director shall be entitled to one (1) vote on all matters which directors are entitled to vote on. In addition to the rights granted to all directors as contained in the Corporation's By-laws, the MTV Director, the Series C Director and the Series D Director shall each have the right to call meetings of the Board of Directors and management of the Corporation, upon no less than five (5) days' prior written notice; provided, that any such meetings are called no more frequently than once per fiscal quarter.

                  (h) Highland Capital Partners ("Highland") shall be entitled to have one observer (the "Highland Observer") selected by Highland present at all meetings of the Board and at all meetings of any committee of the Board and such observer shall be notified of any such meetings, including such meetings' time and place, in the same manner as the directors of the Corporation and the members of the respective committee of the Board, as applicable. The Highland Observer shall have the same access to information concerning the business and operations of the Corporation and at the same time as the directors of the Corporation, and shall be entitled to participate in discussions and consult with, and make proposals and furnish advice to, the Board and the committees of the Board, but shall not have the right to vote.

                  (i) Unless otherwise agreed by the respective Series D Director or the Highland Observer, the Corporation shall pay all reasonable travel expenses and other out-of-pocket reasonable disbursements incurred by the Series D Director and the Highland Observer, as the case may be, in connection with their attending meetings of the Board or of any committee thereof.

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                  SECTION 3. Right of First Offer. So long as a Stockholder is a holder of at least 50,000 shares of Common Stock (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like), or at least 50,000 shares Series C Stock or Series
D Preferred Stock convertible into shares of Common Stock, or any combination thereof (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like), such Stockholder shall be entitled to the following right of first offer:

                  (a) Except in the case of Excluded Securities, the Corporation shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, (i) any shares of Common Stock,
(ii) any other equity security of the Corporation, (iii) any debt security of the Corporation which by its terms is convertible into or exchangeable for, with or without consideration, any equity security of the Corporation, or (iv) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity security of the Corporation (collectively, the "Equity Securities"), unless in each case the Corporation shall have first offered to sell to such Stockholder the Equity Securities, at a price and on such other terms as shall have been specified by the Corporation in writing delivered to the Stockholder (the "Offer"), which Offer by its terms shall remain open and irrevocable for a period of thirty (30) days from the date the Offer is received by such Stockholder.

                  (b) Each such Stockholder shall have the right to purchase up to its pro rata share of the Equity Securities. As used in this Section 3, each such Stockholder's "pro rata share" shall be that amount of the Equity Securities which would result in the Stockholder's owning the same percentage of the Corporation's issued and outstanding Common Stock after the issuance of Equity Securities as the Stockholder owned immediately prior to the issuance (assuming in each case the issuance of all shares issuable upon the conversion or exercise, as the case may be, of (i) the shares of Series A Preferred Stock, Series C Stock and Series D Preferred Stock held by such Stockholder, if any, and (ii) the Equity Securities).

                  (c) Notice of a Stockholder's intention to accept, in whole or in part, an Offer shall be evidenced by a writing signed by such Stockholder and delivered to the Corporation at or prior to the end of the 30-day period commencing with the date the Offer is received by such Stockholder (or, if later, within 10 days after the giving of any written notice of a material change in such Offer), setting forth such portion (specifying number of shares, principal amount or the like) of the Equity Securities as such Stockholder elects to purchase (the "Notice of Acceptance").

                  (d) The Corporation shall have 90 days from the expiration of the foregoing 30-day period to sell all or any part of such Equity Securities as to which a Notice of Acceptance has not been given by the Stockholders (the "Remaining Securities") to any other Person or Persons, but only upon terms and conditions in all material respects, including without limitation, unit price and interest rates (but

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
excluding payment of legal fees of counsel of the purchaser), which are no more favorable, in the aggregate, to such other Person or Persons or less favorable to Corporation than those set forth in the Offer. Upon the closing of the sale to such other Person or Persons of all the Remaining Securities, which shall include payment of the purchase price to the Corporation in accordance with the terms of the Offer, if a Stockholder has timely submitted a Notice of Acceptance, it shall purchase from the Corporation, and the Corporation shall sell to such Stockholder, the Equity Securities in respect of which a Notice of Acceptance was delivered to the Corporation by the Stockholder at the terms specified in the Offer. The purchase by a Stockholder of any Equity Securities is subject in all cases to the preparation, execution and delivery by the Corporation and such Stockholder of a purchase agreement and other customary documentation relating to such Equity Securities as is satisfactory in form and substance to such Stockholder and its counsel.

                  (e) In each case, any Equity Securities not purchased by eligible Stockholders or by a Person or Persons in accordance with Section 3(d) may not be sold or otherwise disposed of until they are again offered to the Stockholders under the procedures specified in Sections 3(a), (b), (c) and (d) hereof.

                  (f) The Corporation agrees that on or before the issuance to any Person of any Equity Securities not purchased by the Stockholders, it shall cause such Person to agree in writing to be bound by the obligations imposed upon Stockholders under this Agreement as if such Person were originally a signatory to this Agreement.

                  (g) The rights of the eligible Stockholders under this Section 3 shall not apply to the following securities (the "Excluded Securities"):

                                  (i)  up to 2,700,000 shares (or such higher
         number of shares as may be approved from time to time by (x) a majority in interest of the outstanding voting stock of the Corporation, (y) a majority in interest of the Series C Stock voting separately as a single class and (z) 66 2/3 in interest of the Series D Preferred Stock voting separately as a single class) of Common Stock or options to purchase shares of Common Stock, issued or to be issued to officers, employees or directors of, or consultants to, the Corporation, pursuant to any agreement, plan or arrangement approved by the Board of Directors of the Corporation and the Stockholders;

                                 (ii) Common Stock issued as a stock dividend or upon any stock split or other subdivision or combination of shares of Common Stock;

                                (iii) Common Stock issued upon conversion of any shares of Preferred Stock;

                                 (iv) any securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination;

                                  (v)  Common Stock issued or to be issued by
         the Corporation pursuant to equipment lease financing with equipment lessors, or Common Stock reissued after the repurchase thereof by the Corporation as a result of any termination of a restricted stock purchase agreement or other employee equity plan or arrangement to which the Corporation is a party, which are approved by the Board of Directors;

                                 (vi) Common Stock issued pursuant to
         transactions or agreements which have been approved by (x) a majority in interest of the outstanding voting stock of the Corporation, (y) a majority in interest of the Series C Stock voting separately as a single class and (z) 66 2/3 in interest of the Series D Preferred Stock voting separately as a single class; and

                                (vii) warrants to purchase up to 9,000 shares of Class A Common Stock (and the Common Stock issuable upon exercise thereof).

                  (h) Notwithstanding the foregoing provisions of this Section 3, the rights of the Stockholders and the obligations of the Corporation under this Section 3 shall be inapplicable to a Designated Offering and the provisions of this Section 3 shall terminate upon the consummation of such Designated Offering.

                  SECTION 4. Right of First Refusal. The Corporation and the Investor Stockholders shall be entitled to the following right of first refusal:

                  (a) Transfer of Shares. The Section 4 Stockholders shall not transfer (each, a "Transferring Stockholder"), either in a single transaction or in a series of transactions, in the aggregate, in excess of ten percent (10%) of the Section 4 Shares or any right or interest therein then owned by him or it except by a transfer that meets the requirements of this Section 4 and of this Agreement generally. In the event that a Transferring Stockholder proposes to transfer any portion of the Section 4 Shares in excess of ten percent (10%) thereof (each, a "Section 4 Shares Transfer"), whether voluntarily or involuntarily, other than a Permitted Transfer, then at least ninety (90) days prior to any Section 4 Shares Transfer, such Transferring Stockholder shall give notice (the "TS Notice") to the Corporation and the Investor Stockholders of his or its intention to effect the Section 4 Shares Transfer. The TS Notice shall set forth (i) the class, series and number of Section 4 Shares in excess of ten percent (10%) thereof to be sold by the Transferring Stockholder (the "Sale Shares"), (ii) the date or proposed date of the Section 4 Shares Transfer and the name and address of the proposed transferee, (iii) the principal terms of the Section 4 Shares Transfer, including the cash or other property or consideration to be received upon such Section 4 Shares Transfer, and (iv) the percentage which the number of Sale Shares constitutes with respect to the aggregate number of Section 4 Shares then held by the Transferring Stockholder. In the case of a proposed transfer by way of gift or if the nature of the transfer is such that no readily determinable consideration is to be paid for the transfer of the Sale Shares, then a bona fide transfer price for purposes of this Section 4(a) shall be determined by the Board of Directors of the Corporation promptly upon the Corporation's receipt of, and as of the date of, the TS Notice.

                  (b) Corporation's Option. The Corporation shall have the option, but not the obligation, to purchase any or all of the Sale Shares on the same terms as specified in the TS Notice. Within thirty (30) days after the receipt of the TS Notice, the Corporation shall give written notice to the Transferring Stockholder and the Investor Stockholders (the "Corporation Notice") stating whether or not it elects to exercise its option to purchase, the number of Sales Shares, if any, it elects to purchase, and a date and time for consummation of the purchase not more than ninety (90) days after the receipt of the Corporation Notice by the Transferring Stockholder. The Transferring Stockholder shall not be entitled to vote, either as a stockholder or a director (if applicable), in connection with the decision of the Corporation whether to exercise its option to purchase the Sale Shares, provided, that, if his or its vote is required for valid corporate action, then he or it shall vote, insofar as legally permissible, in accordance with the decision of the majority of the other directors or stockholders, as the case may be. Failure by the Corporation to give such notice within such time period shall be deemed an election by it not to exercise its option.

                  (c) Investor Stockholders' Option. If the Corporation fails to exercise its right to purchase under subparagraph (b) hereof, or exercises its right to purchase for less than all of the Sale Shares, then the Investor Stockholders shall have the option, but not the obligation, to purchase, pro rata to their ownership interest in the shares of Common Stock issued or issuable to such stockholder upon the conversion of shares of Series C Stock and Series D Preferred Stock, any or all of the remaining Sale Shares on the same terms as specified in the TS Notice. Not later than thirty (30) days after the Investor Stockholders receive the Corporation Notice, each Investor Stockholder shall give written notice to the Transferring Stockholder and the Corporation (the "Investor Notice") stating whether or not it elects to exercise its option to purchase, the number of the remaining Sales Shares, if any, it elects to purchase, and a date and time for consummation of the purchase not more than sixty (60) days after the receipt of the Investor Notice by the Transferring Stockholder. Failure by an Investor Stockholder to give such notice within such time period shall be deemed an election by it not to exercise its option. If the Corporation and Investor Stockholders exercise their respective rights to purchase for less than all the Sale Shares, then the Transferring Stockholder shall thereafter be free to transfer the remaining Sale Shares on the terms provided in the TS Notice (subject to the provisions of Section 5); provided, however, that the Sale Shares shall continue to be subject to the terms of this Agreement and any such transferee shall agree in writing to be bound by the obligations imposed upon Stockholders under this Agreement as if such transferee were originally a signatory to this Agreement.

                  (d) Definitions. For purposes of this Agreement, the term "Permitted Transfer" shall mean a Section 4 Shares Transfer to a spouse (other than pursuant to any divorce or separation proceedings or settlement), parents, children (natural or adopted), stepchildren or grandchildren or a trust for any of their benefit in the case of a Transferring Stockholder that is an individual (each recipient being a "Permitted Transferee"); provided, however, that prior to such Section 4 Shares Transfer, such Permitted Transferee shall agree in writing to be bound by the obligations imposed upon Stockholders under this Agreement as if such transferee were originally a signatory to this Agreement.

                  (e) Application of Provisions. In each case, any Sale Shares not purchased by the proposed transferee in accordance with Section 4(c) hereof may not be sold or otherwise disposed of until they are again offered to the Corporation and the Investor Stockholders under the procedures specified in Sections 4(a), (b) and (c) hereof.

                  (f) Transfers Void. Any attempted Section 4 Shares Transfer by the Section 4 Stockholders in violation of the terms of this Section 4 shall be ineffective to vest in any transferee any interest held by the Transferring Stockholder in the Section 4 Shares. Without limiting the foregoing, any purported Section 4 Shares Transfer in violation hereof shall be ineffective as against the Investor Stockholders and the Corporation, and the Corporation and the Investor Stockholders shall have a continuing right and option (but not an obligation), until the restrictions contained in this Section 4 terminate, to purchase the shares purported to be transferred by the Transferring Stockholders for a price and on terms the same as those at which the purported Section 4 Shares Transfer was effected.

                  (g) Termination of Restrictions. The restrictions in this
Section 4 shall terminate upon the consummation of a Designated Offering, except that the restrictions in this Section 4 may terminate earlier with respect to The Excelsior Fund I in the event that all of the Section 4 Shares owned by The Excelsior Fund I are distributed to its partners.

                  SECTION 5.  Rights to Participate in Transfer.

                  (a) Transfers by Transferring Stockholder. In the event the Transferring Stockholder desires to effect a Section 4 Shares Transfer, other than a Permitted Transfer, and all the Sale Shares have not been purchased by the Investor Stockholders or the Corporation in the exercise of their respective rights of first refusal in accordance with the terms of Section 4, then, upon receipt of the TS Notice specified in Section 4(a), each Investor Stockholder shall have the right (by written notice to the

Transferring Stockholder and the Corporation to be sent within sixty (60) days after the Investor Stockholder receives the TS Notice) to require the Transferring Stockholder to cause to be purchased from such Investor Stockholder the number of shares of Common Stock issued or issuable upon conversion of shares of Series C Stock and Series D Preferred Stock then held by such Investor Stockholder that equals (x) the number of remaining Sale Shares that the Transferring Stockholder proposes to transfer, multiplied by (y) the percentage determined by dividing (i) the number of shares of Series C Stock or Series D Preferred Stock (or Class A Common Stock, as the case may be) then held by the Investor Stockholder by (ii) the sum of the number of shares of Series C Stock and Series D Preferred Stock (or Class A Common Stock, as the case may be) then held by all of the Investor Stockholders plus the number of Section 4 Shares then held by the Transferring Stockholder. For purposes of this Section 5, the Series C Stock and Series D Preferred Stock shall be treated as if it had been converted into the number of shares of Class A Common Stock then issuable upon such conversion.


                  (b) Terms of Purchase. The purchase from the Investor Stockholders pursuant to this Section 5 shall be on the same terms and conditions, including per Share price (which shall in all events be paid by bank cashier's or certified check) and date of Section 4 Shares Transfer, as are received by the Transferring Stockholder and stated in the TS Notice provided to the Investor Stockholders.

                  (c) Termination of Restrictions. The restrictions in this
Section 5 shall terminate upon the consummation of a Designated Offering, except that the restrictions in this Section 5 may terminate earlier with respect to The Excelsior Fund I in the event that all of the Section 4 Shares owned by The Excelsior Fund I are distributed to its partners.

                  SECTION 6.  Transfer of Securities; Registration Rights.

                  (a) Restriction on Transfer. The Shares shall not be transferable except upon the conditions specified in this Section 6, which conditions are intended to ensure compliance with the provisions of the Securities Act and applicable state securities laws in respect of the transfer thereof.

                  (b) Restrictive Legend. Each certificate for the Shares issued after the date hereof and each certificate for any such securities issued to subsequent transferees of any such certificate or any Shares issued prior to the date hereof shall (unless otherwise permitted by the provisions of Section 6(c)) be stamped or otherwise imprinted with the following legend:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN

                  REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW. ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT DATED MARCH 5, 1999, AMONG MEDSCAPE, INC. AND CERTAIN OTHER SIGNATORIES THERETO (AS THE SAME MAY BE AMENDED AND/OR RESTATED FROM TIME TO TIME), AND NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. UPON THE FULFILLMENT OF CERTAIN OF SUCH CONDITIONS, MEDSCAPE, INC. HAS AGREED TO DELIVER TO THE HOLDER HEREOF A NEW CERTIFICATE, NOT BEARING THIS LEGEND, FOR THE SECURITIES REPRESENTED HEREBY REGISTERED IN THE NAME OF THE HOLDER HEREOF. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF MEDSCAPE, INC."

                  (c) Notice of Transfer. The holder of any Shares, by acceptance thereof agrees, prior to any transfer thereof, to give written notice to the Corporation of such holder's intention to effect such transfer and to comply in all other respects with the provisions of this Section 6(c) and the other applicable provisions of this Agreement. Each such notice shall describe the manner and circumstances of the proposed transfer and shall be accompanied by (i) the written opinion, addressed to the Corporation, of counsel for the holder of such Shares, as to whether in the opinion of such counsel (which counsel shall be reasonably satisfactory to counsel to the Corporation) such proposed transfer involves a transaction requiring registration of such shares under the Securities Act, and (ii) in the case of Registrable Securities, if in the opinion of such counsel such registration is required, a written request addressed to the Corporation by the Holder of Registrable Securities, describing in detail the proposed method of disposition and requesting the Corporation to effect the registration of such Registrable Securities pursuant to the terms and conditions of Sections 6(d), 6(e) or 6(f), as the case may be; provided, however, that no such opinion shall be required in the case of a transfer by any Holder of Registrable Securities (A) which is a (1) partnership to a partner of such Holder, or a retired partner of such Holder who retires after the date hereof, or the estate of any such partner or retired partner, if the transferee agrees in writing to be subject to the terms of this Section 6 to the same extent as if such transferee were originally a signatory to this Agreement, or
(2) corporation to any Affiliate of such corporation, including without limitation, any officer, director or stockholder of such corporation, or (B) in connection with a transaction complying with the requirements of Rule 144 (as amended from time to time) promulgated under the Securities Act (or successor rule thereto). If in such opinion of counsel the proposed transfer may be effected without registration under the Securities Act, the holder shall thereupon be entitled to transfer the Shares in accordance with the terms of the notice delivered by it to the Corporation, subject to the other requirements of this Agreement. Each certificate or other instrument evidencing the securities issued upon the transfer of any Shares (and each certificate or other instrument evidencing any untransferred balance of such securities) shall bear the legend set forth in
Section 6(b) unless (x) in such opinion of counsel registration of future transfer is not required by the applicable provisions of the Securities Act or
(y) the Corporation shall have waived the requirement of such legend; provided, however, that such legend shall not be required (1) on any certificate or other instrument evidencing the securities issued upon such transfer in the event such transfer shall be made in compliance with the requirements of Rule 144 (as amended from time to time) promulgated under the Securities Act (or successor rule thereto) or (2) on any certificate or other instrument which is immediately resalable (whether or not such resale is proposed) under Rule 144(k) or successor thereto. The Corporation agrees, upon the request of a Stockholder, to make available to such Stockholder and to any prospective transferee of its Shares or Registrable Securities the information concerning the Corporation described in Rule 144A(d)(4) under the Securities Act.

                  (d)      Demand Registration.

                                  (i)  If the Corporation receives at any time
         after six (6) months after the closing of the Corporation's first underwritten public offering of shares pursuant to a registration statement, a written request from (A) the Holders of at least fifty percent (50%) of shares of the Investor Registrable Securities then outstanding excluding Holders described in clause (B) hereof, or (B) any Holder who purchased more than 650,000 shares of Series D Preferred Stock issued pursuant to the Purchase Agreement (a "Series D Holder"), that the Corporation file a registration statement on Form S-1 (or similar successor forms) under the Securities Act covering the registration of the Investor Registrable Securities having an aggregate offering price, before deduction of underwriter discounts and commissions, of at least $5,000,000, then the Corporation shall, within ten (10) business days after the receipt thereof, give written notice of such request to all Holders, and use its best efforts to effect, as soon as practicable, the registration under the Securities Act of all Investor Registrable Securities which the Holders request to be registered and included in such registration, subject only to the limitations of this Section 6(d).

                                 (ii) If the Holders initiating the registration request under this Section 6(d) ("Initiating Holders") intend to distribute the Investor Registrable Securities covered by their request by means of an underwriting, they shall so advise the Corporation as a part of their request made pursuant to this Section 6(d) and the Corporation shall include such information in the written notice referred to in Section 6(d)(i) hereof. In such event, the right of any Holder to include such Holder's Investor Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Investor Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Investor Stockholders and reasonably acceptable to the Corporation.

                                (iii) The Corporation shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 6(d):

                                       (A)  In any particular jurisdiction in
         which the Corporation would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance except as may be required by the Securities Act;

                                       (B) After the Corporation has initiated
         four (4) such registrations pursuant to this Section 6(d) two of which may only be initiated by a Series D Holder and two of which may only be initiated by Holders of Registrable Securities who are not Series D Holders;

                                       (C) During the period starting with the
         date sixty (60) days prior to the Corporation's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Corporation-initiated registration; provided that the Corporation is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                                       (D) If the Initiating Holders propose to
         dispose of shares of Investor Registrable Securities which may be immediately registered on Form S-3 pursuant to a request made under
         Section 6(f) hereof;

                                       (E) If, (1) in the good faith judgement
         of the Board of Directors of the Corporation such registration would be seriously detrimental to the Corporation and the Board of Directors of the Corporation concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (2) the Corporation shall furnish to the Holders a certificate signed by the President of the Corporation stating that in the good faith judgement of the Board of Directors of the Corporation, it would be seriously detrimental to the Corporation for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the

         Corporation shall have the right to defer such filing (except as provided in clause (C) above) for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders, and, provided further, that the Corporation shall not defer its obligation in this manner more than once in any twelve-month period.

                                 (iv) All expenses incurred in connection with any demand registration effected pursuant to this Section 6(d), including without limitation all federal and "blue sky" registration and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for the Corporation (but excluding underwriters' discounts and commissions and expenses of special counsel of selling Holders)(the "Registration Expenses") shall be borne by the Corporation. In addition, each Holder participating in a registration pursuant to this Section 6(d) shall bear its proportionate share of all discounts, commissions or other amounts payable to underwriters in connection with such offering.

                  (e)      Piggyback Registrations.

                                  (i)  The Corporation shall notify all Holders
         of Existing Registrable Securities and Investor Registrable Securities in writing at least thirty (30) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Corporation (including, but not limited to, registration statements initiated upon the request of Holders of Investor Registrable Securities and registration statements relating to secondary offerings of securities of the Corporation, but excluding registration statements on an Excluded Form or relating to any employee benefit plan or a corporate reorganization) and shall afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within twenty (20) days after receipt of the above-described notice from the Corporation, so notify the Corporation in writing, and in such notice shall inform the Corporation of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Corporation, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Corporation with respect to offerings of its securities, all upon the terms and conditions set forth herein.

                                 (ii) If the registration statement under which the Corporation gives notice under this Section 6(e) is for an underwritten offering, the Corporation shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder's Registrable Securities to be included in a registration pursuant to this Section 6(e) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in such customary form with the managing underwriter or underwriters selected for such underwriting. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Corporation and the underwriter, delivered at least five (5) business days prior to the effective date of the registration statement. Any Registrable Securities withdrawn from such underwriting shall be withdrawn from the registration.

                                (iii) Notwithstanding any other provision of
         Section 6(e)(ii), if the registration is the first registered offering of the Corporation's securities to the general public, the Corporation may limit, to the extent so advised by the underwriters, the amount of securities (including the Registrable Shares) to be included in the registration by the Corporation's stockholders (including the Holders), or may exclude, to the extent so advised by the underwriters, such underwritten securities entirely from such registration. If the registration is the second or any subsequent registered offering of the Corporation's securities to the general public, the Corporation may limit, to the extent so advised by the underwriters, the amount of securities to be included in the registration by the Corporation's stockholders (including the Holders); provided, however, that the aggregate value of securities (including Registrable Securities) to be included in such registration by the Holders may not be so reduced to less than thirty percent (30%) of the total value of all securities included in such registration. The Corporation shall so advise all Holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Corporation for securities being sold for its own account, second to Holders of Investor Registrable Securities pro rata based upon the number of Registrable Securities held by any such Holder, and thereafter as set forth in this
         Section 6(e). Any Registrable Securities excluded from such underwriting shall be excluded from the registration.

                                 (iv) If any shares are withdrawn from the registration or if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors as provided in this Section 6(e), the Corporation shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in a subsequent registration in the aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requested additional inclusion in accordance with this Section 6(e).

                                  (v) All Registration Expenses incurred in
         connection with a registration pursuant to this Section 6(e) shall be borne by the Corporation.

                  (f) Form S-3 Registration. In the event that the Corporation receives from (A) the Holders of at least thirty percent (30%) of the Registrable Securities held by all Holders other than Series D Holders, or (B) a Series D Holder, a written request or requests that the Corporation effect a registration on Form S-3, and any related qualification or compliance with respect to all or part of the Registrable Securities owned by such Holders, then the Corporation shall:

                                  (i)  Promptly give written notice of the
         proposed registration and the Holders' request therefor, and any related qualification or compliance, to all Holders of Registrable Securities; and

                                 (ii) As soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Corporation; provided, however, that the Corporation shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 6(f): (A) if S-3 is not available for such offering by the Holders; (B) if the Holders propose to sell Registrable Securities at an aggregate gross offering price to the public of less than $1,000,000.00; (C) if the Corporation has, within the six (6)-month period preceding the date of such request, already effected one registration for the Holders pursuant to Section 6(e) or 6(f); or (D) in any particular jurisdiction in which the Corporation would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                                (iii) The Corporation is obligated to effect that number of registrations on Form S-3 requested by the Holders pursuant to this Section 6(f), but shall not be obligated to effect more than two (2) such registrations per year.

                                 (iv) Subject to the foregoing, the Corporation shall file a Form S-3 registration statement, as the case may be, covering the Registrable Securities to be registered pursuant to this
         Section 6(f) as soon as practicable after receipt of the request or requests of the Holders for such registration. The Corporation shall pay all Registration Expenses in connection with each demand for registration pursuant to this Section 6(f).

                                  (v) Form S-3 registrations shall not be deemed
         registrations as described in Section 6(d) above.

                  (g) Additional Registration Rights. If the Corporation grants registration rights to holders of any security of the Corporation which are more favorable to such holders than the registration rights granted hereunder, then such more favorable registration rights shall also be deemed to be granted to the Holders of the Registrable Securities hereunder, and the Corporation covenants and agrees to take any and all steps necessary to modify the terms of this Agreement to so provide.

                  (h) Obligations of the Corporation. Whenever required to effect the registration of any Registrable Securities under this Agreement, the Corporation shall, as expeditiously as reasonably possible:

                                  (i)  Prepare and file with the Commission a
         registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective;

                                 (ii) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement and to keep such registration statement effective, in the case of a firm commitment underwriting, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Securities covered thereby or one hundred eighty (180) days after the effective date thereof; provided, however, that such 180-day period shall be extended for a period of time equal to the period the Holder refrains from selling any Registrable Securities included in such registration at the request of an underwriter of the Common Stock or if the Corporation has provided the notice described in subparagraph (vii) below;

                                (iii) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration;

                                 (iv) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided, that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                                  (v) Use its best efforts to list the
         securities covered by such registration statement with any securities exchange, if any, on which the Common Stock of the Corporation is then listed;

                                 (vi) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

                                (vii) Notify each Holder of Registrable
         Securities and each underwriter under such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                               (viii) Furnish, at the request of any Holder requesting registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, a "comfort" letter dated as of such date, from the independent certified public accountants of the Corporation, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of the Registrable Securities; and

                                 (ix) Make available for inspection by each seller of Registrable Securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

                  (i) Furnish Information. It shall be a condition precedent to the obligations of the Corporation to take any action pursuant to Sections 6(d), 6(e) and 6(f) that the selling Holders shall furnish to the Corporation such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

                  (j) Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 6(d), 6(e) or 6(f):

                                  (i)  To the extent permitted by law, the
         Corporation shall indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"):

                                       (A)      any untrue statement or alleged
                  untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto,

                                       (B)      the omission or alleged omission
                  to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or

                                       (C)      any violation or alleged
                  violation by the Corporation of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement, and the Corporation shall reimburse each such Holder, or a partner, officer or director, underwriter or controlling Person of such Holder for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 6(j) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Corporation (which consent shall not be unreasonably withheld), nor shall the Corporation be liable in any case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, or a partner, officer, director, underwriter or controlling Person of such Holder.

                                 (ii) To the extent permitted by law, each selling Holder shall indemnify and hold harmless the Corporation, each of its directors and officers who have signed the registration statement, each Person, if any, who controls the Corporation within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any Person who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Corporation or any such director, officer, controlling Person, underwriter or other such Holder, or a partner, director, officer or controlling Person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder shall reimburse any legal or other expenses reasonably incurred by the Corporation or any such director, officer, controlling Person, underwriter or other Holder, partner, officer, director or controlling Person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 6(j) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided, further, that the total amounts payable in indemnity by a Holder under this Section 6(j)(ii) in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

                                (iii) Promptly after receipt by an indemnified party under this Section 6(j) of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 6(j), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6(j), but the omission so to deliver written notice to the indemnifying party shall not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6(j).

                                 (iv) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (A) any Holder exercising rights under this Agreement, or any controlling Person of any such Holder, makes a claim for indemnification pursuant to this Section 6(j) but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6(j) provides for indemnification in such case, or (B) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling Person in circumstances for which indemnification is provided under this Section 6(j), then, and in each such case, the Corporation or such Holder shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under such registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and the Corporation and other selling Holders are responsible for the remaining portion; provided, however, that, in any such case, (1) no such Holder shall be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement; and (2) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                  (v) The obligations of the Corporation and
         Holders under this Section 6(j) shall survive the completion of any offering of Registrable Securities in a registration statement, and the termination of this Agreement.

                  (k) "Market Stand-Off" Agreement and Coordination of Certain Sales. Each Holder hereby agrees that it shall not, to the extent requested by the Corporation and an underwriter of Common Stock of the Corporation, sell or otherwise transfer or dispose of any Registrable Securities (other than Registrable Securities being registered in such offering) for up to that period of time following the effective date of a registration statement of the Corporation filed under the Securities Act as is requested by the managing underwriter(s) of such offering, not to exceed 90 days; provided, however, that all officers, directors and ten percent (10%) or greater stockholders of the Corporation then holding Common Stock of the Corporation shall enter into similar agreements. Each Holder further agrees that, except for the Limited Sales, it shall not sell or otherwise transfer or dispose of any securities of the Corporation for a period of one year after the date hereof unless such securities are sold pursuant to an underwritten public offering in which all Holders of Investor Registrable Securities are offered the opportunity to participate in the registration pro rata based on the total number of securities held by them. All Holders agree that they shall be solely responsible for the coordination of any Limited Sales among themselves.

In order to enforce the foregoing covenant, the Corporation may impose stop transfer instructions with respect to the then-remaining Registrable Securities of each Holder (and the shares or securities of every other Person subject to the foregoing restriction) until the end of such period.

                  (l) Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock of the Corporation, the Corporation agrees to:

                                  (i)  Make and keep public information
         available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Corporation for an offering of its securities to the general public;

                                 (ii) File with the Commission in a timely manner all reports and other documents required of the Corporation under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                                (iii) So long as a Holder owns any Registrable Securities, furnish to the Holder forthwith upon request a written statement by the Corporation as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Corporation for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to the requirements of the Exchange Act), a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents of the Corporation as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration (at any time after the Corporation has become subject to the reporting requirements of the Exchange Act).

                  (m) Removal of Legends, Etc. Notwithstanding the foregoing provisions of this Section 6, the restrictions imposed by this Section 6 upon the transferability of any Registrable Securities shall cease and terminate when any such Registrable Securities are sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in the registration statement or as otherwise contemplated by Section 6(c) which does not require that the securities transferred bear the legend set forth in Section 6(b). Whenever the restrictions imposed by this Section 6 shall terminate as herein provided, the Holder of any Registrable Securities as to which such restrictions have terminated shall be entitled to receive from the Corporation, without expense, one or more new certificates not bearing the restrictive legend set forth in Section 6(b) and not containing any other reference to the restrictions imposed by this Section 6.

                  (n) Filing of Reports Under the Exchange Act. The Corporation shall give prompt notice to the Stockholders of:

                       (i) the filing of an Exchange Act Registration Statement; and

                       (ii) the effectiveness of such Exchange Act Registration Statement and the number of shares of such class of equity securities outstanding as reported in such Exchange Act Registration Statement, in order to enable the Stockholders to comply with any reporting requirements under the Exchange Act or the Securities Act. The Corporation shall, at any time after the Corporation shall register any shares of Common Stock under the Securities Act and upon the written request of a Stockholder, file an Exchange Act Registration Statement relating to any class of Equity Securities of the Corporation then held by such Stockholder, whether or not the class of equity securities with respect to which such request is made shall be held by at least the number of Persons which would require the filing of a registration statement under Section 12(g)(1) of the Exchange Act. If the Corporation shall have filed an Exchange Act Registration Statement or a registration statement (including an offering circular under Regulation A promulgated under the Securities Act) pursuant to the requirements of the Securities Act (and in any event, at all times following the initial public offering of any of the securities of the Corporation), the Corporation shall comply with all the reporting requirements of the Exchange Act (whether or not it shall be required to do so), and shall comply with all other public information reporting requirements of the Commission as a condition to the availability of an exemption from the Securities Act (under Rule 144 thereof, as amended from time to time, or successor rule thereto or otherwise) for the sale of Common Stock by the Stockholders. The Corporation shall cooperate with the Stockholders in supplying such information as may be necessary for the

         Stockholders to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act (under Rule 144 thereof or otherwise) for the sale of Common Stock by the Stockholders.

                  (o) Transfer or Assignment of Registration Rights. The rights to cause the Corporation to register securities granted to a Holder by the Corporation pursuant to this Section 6 may be transferred or assigned by a Holder only to a transferee or assignee of not less than 50,000 shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like), provided that the Corporation is given written notice at the time of or within a reasonable time after said transfer and assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Section 6.

                  (p) Termination of Registration Rights. The right of any Holder to request registration or inclusion in any registration pursuant to
Section 6(d), 6(e) or 6(f) shall terminate on the earlier of (i) ten (10) years after the closing of the first registered public offering of Common Stock of the Corporation, or (ii) on such date as all shares of Registrable Securities held or entitled to be held upon conversion or exercise by such Holder may immediately be sold under Rule 144 during any 90-day period.

                  (q) Information Rights. Until the closing of the Designated Offering, the Corporation shall either deliver to each Investor Stockholder who owns directly or indirectly at least 85,000 shares of Series C Stock or Series D Preferred Stock (or Class A Common Stock issued upon conversion thereof).

                       (i) as soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Corporation, an income statement for such fiscal year, a balance sheet of the Corporation and a statement of stockholder's equity as of the end of such year, and a schedule as to the sources and applications of funds for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and audited and certified by independent public accountants approved by the Board of Directors of the Corporation;

                       (ii) as soon as practicable, but in any event within thirty (30) days of the end of each month, an unaudited income statement (showing actual, budget and prior month) and schedule as to the sources and application of funds and balance sheet for and as of the end of such month, in reasonable detail;

                       (iii) as soon as practicable, but in any event within forty- five (45) days of the end of each fiscal quarter, an unaudited income statement, schedule as to the sources and applications of funds and balance sheet for and as of the end of each such quarter, in reasonable detail; and

                       (iv) as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget for the next fiscal year, prepared on a monthly basis, including income statements, balance sheets and applications of funds statements for such months and, as soon as practicable after the adoption thereof, any revisions to such annual budget.

                  SECTION 7. Duration of Agreement. Except for those provisions that, by their terms, terminate sooner, all rights and obligations of each Stockholder under this Agreement shall terminate as to such Stockholder upon the earlier of (a) the transfer in accordance with this Agreement of all Shares held by such Stockholder, or (b) upon written consent of (i) the Stockholders holding a majority of the shares of Series C Stock (or the Class A Common Stock issued upon conversion thereof), (ii) the Stockholders holding at least 66 2/3 of the shares of Series D Preferred Stock, and (iii) the Stockholders holding a majority of the shares of Class A Common Stock (other than those shares specified in subparagraph (i) above).

                  SECTION 8. Severability; Governing Law. If any provisions of this Agreement shall be determined to be illegal and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflict of laws principles thereof; provided, however, in the event that any provision of this Agreement is unenforceable under the laws of the State of New York and is enforceable under the laws of the State of Delaware, then such provision shall be construed in accordance with the laws of the State of Delaware to permit the enforceability of this Agreement to the fullest extent.

                  SECTION 9. Conflicting Agreements. This Agreement supersedes all other existing agreements or understandings between the stockholders of the Corporation.

                  SECTION 10. Benefits of Agreement. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, legal representatives and heirs. Subject to the terms of this Agreement, the Stockholders may transfer any or all of its rights hereunder to any purchaser or transferee of all or a portion of its shares of Preferred Stock or Common Stock, including any right or interest therein, without the prior written consent of the Corporation or any Stockholder. In the event of such transfer, such transferee shall be deemed to be the "Stockholder " and a "Holder", as appropriate, for purposes of this

Agreement, and may again transfer such rights in accordance with, and subject to, the terms of this Agreement.

                  SECTION 11. Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties:



                  (a)      If to the Corporation, to:

                           Medscape, Inc.
                           134 W. 29th Street
                           New York, NY  10001-5399
                           Fax (212) 760-3140

                           Attention:  President & CEO



                           with a copy to:

                           Patterson, Belknap, Webb & Tyler LLP
                           1133 Avenue of the Americas
                           New York, NY  10036-6710

                           Attention:  John P. Schmitt, Esq.

                  (b) If to the Stockholders, at the addresses specified on
Schedule I attached hereto.

All such notices, advises and communications shall be deemed to have been received (a) in the case of personal delivery, on the date of such delivery and
(b) in the case of mailing, on the third day after the posting thereof.

                  SECTION 12. Changes. The terms and provisions of this Agreement may not be modified or amended, or any of the provisions hereof waived, temporarily or permanently, except pursuant to the written consent of
(a) the Corporation, (b) the Stockholders holding a majority of the shares of Series C Stock, (v) the Stockholders holding at least 66 2/3 of the shares of Series D Preferred Stock (or the Class A Common Stock issued upon conversion thereof), and (d) the Stockholders holding a majority of the shares of Class A Common Stock (other than those shares specified in subparagraph (b) above). Any rights applicable to a Stockholder may be waived by such Stockholder without the consent of the Corporation or the other Stockholders. Any modification or amendment pursuant to this Section may terminate any right or obligation provided for herein whether or not deemed vested or accrued. Upon approval of modifications or amendments by the requisite percentages of the Stockholders hereunder, the Corporation shall not be required to independently give its consent.

                  SECTION 13. Rights of Dr. Drezner as a Stockholder. Dr. Jeffrey L. Drezner ("Dr. Drezner") shall (a) have all the rights of an Investor Stockholder as are set forth in Sections 4, 5 and Subsection 6(e) of this Agreement (including under Subsection 6(e) as it relates to the piggyback rights to be included within a demand registration initiated pursuant to Subsection 6(d), and, for such purposes, it is understood that the last sentence of Subsection 6(d)(i) shall be read as if it were amended to include at its end:
"and Section 6(e)(iii)"), (b) have the right to vote in connection with a modification to the Stockholder Agreement in accordance with Section 12 thereof,
(c) have the rights of an Additional Stockholder with respect to all other provisions of this Agreement, and (d) be bound by the other terms and conditions of this Stockholders' Agreement. It is understood and agreed that, in regard to restricted shares issued pursuant to the Employment and Restricted Stock Purchase Agreement, dated October 27, 1998, by and between the Corporation and Dr. Drezner, Dr. Drezner shall only have rights under this Agreement for such restricted shares after they have vested in accordance with the terms thereof (such vested shares, along with the 642,553 shares issued to Dr. Drezner pursuant to the Purchase Agreement, dated October 27, 1998, by and among the Corporation, Dr. Drezner and certain other parties thereto, or to be acquired by Dr. Drezner upon realization of the pledge of 36,509 shares by Jason Rosenbaum to Dr. Drezner, the "Vested Shares"). For purposes of effectuating Dr. Drezner's rights as an Investor Stockholder pursuant to Sections 4 and 5 of this Agreement, to the extent that Dr. Drezner exercises his rights pursuant to Subsections 4(c) or 5(a) thereof, (x) the Vested Shares held by Dr. Drezner shall be counted as shares of Class A Common Stock issuable upon conversion of the Series C Stock for purposes of the formulas set forth therein; and (y) each of the Corporation and Dr. Drezner agrees to exchange any Vested Shares for which Dr. Drezner seeks to require the Transferring Stockholder to cause to be purchased in accordance with such Subsection 5(a) for a like number of shares of Class A Common Stock, such exchange to be effective immediately prior to such purchase (without any additional consideration) with the intent that the purchaser receive Class A Common Stock pursuant to such transaction. In connection with any vote pursuant to Section 12 of this Agreement, Dr. Drezner shall vote with the holders of Series C Stock as a single class, with each Vested Share held by Dr. Drezner having the rights to the number of votes as each share of Class A Common Stock has under the Corporation's Amended and Restated Certificate of Incorporation (the "Certificate"), and each share of Series C Stock having the rights to the number of votes for such series as is set forth in the Certificate.

                  SECTION 14. Captions. The captions herein are inserted for convenience only and shall not define, limit, extend or describe the scope of this Agreement or affect the construction hereof.

                  SECTION 15. Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms and the singular form of names and pronouns shall include the plural and vice-versa.

                  SECTION 16. Merger Provision. This Agreement (as the same may be amended from time to time) and the Purchase Agreement constitute the entire agreement among the parties pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements therewith.

                  SECTION 17. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.


              [The remainder of this page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first written above.



                              MEDSCAPE, INC.


                              By: /s/ Paul T. Sheils
                                  -------------------------------------
                                  Paul T. Sheils
                                  President and Chief Executive Officer





[Signature page to
Stockholders Agreement - 1]

                                    (STOCKHOLDER WITH RIGHTS UNDER SECTION 13)


                                       /s/ Jeffrey L. Drezner
                                       -----------------------------------
                                           Jeffrey L. Drezner, M.D., Ph.D.


                                       -----------------------------------
                                           Melanie Moore


                                       -----------------------------------
                                           Sandra Sims


                                       -----------------------------------
                                           Jason Rosenbaum

[Signature page to
Stockholders Agreement - 2]

                              INVESTOR STOCKHOLDERS
                 (EXISTING SERIES C CONVERTIBLE PREFERRED STOCK)



/s/ Esther Dyson                       CSK VENTURE CAPITAL CO., LTD.,
-------------------------------        as investment manager for CSK-1(B)
ESTHER DYSON                           Investment Fund

APA EXCELSIOR IV, L.P.
                                       By: /s/ Kinya Nakagome
                                           -------------------------------------
                                            Name:  Kinya Nakagome
By: /s/ Alan Patricof                       Title: Managing Director
    ---------------------------
     Name:  Alan Patricof
     Title:
                                       CSK VENTURE CAPITAL CO., LTD.,
                                       as investment manager for CSK-2
COUTTS & CO. (CAYMAN) LTD., C/F        Investment Fund
APA EXCELSIOR IV/OFFSHORE, L.P.

By: /s/ Alan Patricoff                 By: /s/ Kinya Nakagome
    ---------------------------            -------------------------------------
     Name:  Alan Patricof                  Name:  Kinya Nakagome
     Title:                                Title: Managing Director


THE PATRICOF PRIVATE
INVESTMENT CLUB                        MEDIA TECHNOLOGY VENTURES,
                                                L.P.

By: /s/ Alan Patricof                  By: /s/ Barry M. Weinman
    ---------------------------            -------------------------------------
     Name:  Alan Patricof                  Name:  Barry M. Weinman
     Title:                                Title: Managing Member of the General
                                                    Partner


CSK VENTURE CAPITAL CO., LTD.,
as investment manager for CSK-1(A))    MEDIA TECHNOLOGY VENTURES
Investment Fund                        ENTREPRENEURS FUND, L.P.


By: /s/ Kinya Nakagome                 By: /s/ Barry M. Weinman
    ---------------------------            -------------------------------------
     Name: Kinya Nakogome                  Name:  Barry M. Weinman
     Title:   Managing Director            Title: Managing Member of the General
                                                    Partner

ROBERT A. BERNHARD, WILLIAM L.             RHL VENTURES LLC
BERNHARD, FRANK A. WEIL, AND

[Signature page to
Stockholders Agreement - 3]

LAWRENCE B. BUTTENWEISER,
TRUSTEES U/A DATED 9/3/64 F/B/O            By: /s/
ROBERT A. BERNHARD FAMILY                      --------------------------------
                                               Name:
                                               Title:

By: /s/ Robert A. Bernhard                 TOLEDOT INVESTMENTS, L.P.
    ---------------------------------
     Name:  Robert A. Bernhard
     Title:  Trustee
                                           By: /s/ Richard Linhart
                                               --------------------------------
                                               RICHARD LINHART, GENERAL
                                                 PARTNER

ROBERT A. BERNHARD, WILLIAM L.
BERNHARD, JOHN L. LOEB, AND
BENJAMIN J. BUTTENWEISER,                  /s/ Richard Linhart
TRUSTEES U/W/D DOROTHY L.                  ------------------------------------
BERNHARD F/B/O ROBERT A.                   RICHARD LINHART
BERNHARD ARTICLE 9TH

By: /s/ Robert A. Bernhard                 /s/ Victor Scaravilli
    ---------------------------------      ------------------------------------
     Name:  Robert A. Bernhard             VICTOR SCARAVILLI
     Title:  Trustee
                                           BE PARTNERS

WORMSER FRERES                             By: /s/ Timothy Sommerfield
                                               --------------------------------
                                               Name:  Timothy Sommerfield
By: /s/ Marcel Wormser                         Title: Partner
    ---------------------------------
     Name:  Marcel Wormser
     Title: Administrateur                 /s/ Mark Braunstein
            Wormser Freres, Paris          ------------------------------------
                                           MARK BRAUNSTEIN, M.D.

OPPENHEIMER & CO., INC.                    TBG INFORMATION INVESTORS, L.L.C.

By: /s/ Nathan Gantcher                    By: /s/ Oakleigh Thorne
-------------------------------------          --------------------------------
     Name: Nathan Gantcher                     Name:  Oakleigh Thorne
     Title:    Vice Chairman                   Title: Chairman & CEO

/s/ Roger Mulvihill
-------------------------------------
ROGER MULVIHILL


/s/ Mary Mulvihill
-------------------------------------
MARY MULVIHILL

                             EXISTING STOCKHOLDERS


                                    (SERIES A PREFERRED STOCKHOLDER)

[Signature page to
Stockholders Agreement - 4]

                                                THE EXCELSIOR FUND I


                                                By: /s/ Alan Patricof
                                                     -------------------
                                                     Name: Alan Patricof
                                                     Title:


                                                (CLASS A COMMON STOCKHOLDER)


                                                /s/ Peter M. Frishauf
                                                ------------------------
                                                PETER M. FRISHAUF



[Signature page to
Stockholders Agreement - 5]

                             INVESTING STOCKHOLDERS

                   (NEW SERIES D CONVERTIBLE PREFERRED STOCK)



CSK VENTURE CAPITAL CO., LTD.             CSK VENTURE CAPITAL CO., LTD. AS
AS INVESTMENT MANAGER FOR                 INVESTMENT MANAGER FOR
CSK-1(B) INVESTMENT FUND                  CSK-1(A) INVESTMENT FUND


By: /s/ Kinya Nakagome                    By: /s/ Kinya Nakagome
    ---------------------------------         ----------------------------------
     Name:  Kinya Nakagome                          Name:  Kinya Nakagome
     Title:  Managing Director                      Title: Managing Director
Address:  Kenchikukaikan, 7F              Address:  Kenchikukaikan, 7F
          5-26-20 Shiba, Minato-ku                  5-26-20 Shiba, Minato-ku
          Tokyo 108-0014 Japan                      Tokyo 108-0014 Japan


CSK VENTURE CAPITAL CO., LTD.
AS INVESTMENT MANAGER FOR
CSK-2 INVESTMENT FUND


By: /s/ Kinya Nakagome
    ---------------------------------
     Name:  Kinya Nakagome
     Title:  Managing Director
Address:  Kenchikukaikan, 7F
          5-26-20 Shiba, Minato-ku
          Tokyo 108-0014 Japan


                                          HEARST COMMUNICATIONS, INC.


                                          By: /s/ Kenneth A. Bronfin
                                              ----------------------------------
                                               Name:  Kenneth A. Bronfin
                                              Title:  Senior Vice President
                                            Address:  959 8th Avenue, Suite 331
                                                      New York, NY  10019


[Signature page to
Stockholders Agreement - 6]

                            WORMSER FRERES


                            By: /s/ Marcel Wormser
                                ----------------------------------
                                 Name: Marcel Wormser
                                 Title: Administrateur, Wormser Freres, Paris
                            Address:  Banque D'Escompte
                                      13 Blvd. Haussmann
                                      75009 Paris France



[Signature page to
Stockholders Agreement - 7]

MEDIA TECHNOLOGY VENTURES,
L.P.

By: /s/ Barry M. Weinman
    ----------------------------------------------
     Name:  Barry M. Weinman
     Title: Managing Member of the General Partner



MEDIA TECHNOLOGY VENTURES
ENTREPRENEURS FUND, L.P.


By: /s/ Barry M. Weinman
    ----------------------------------------------
     Name:  Barry M. Weinman
     Title: Managing Member of the General Partner



[Signature page to
Stockholders Agreement - 8]

                                        APA EXCELSIOR IV, L.P.


                                        By: APA EXCELSIOR IV PARTNERS, L.P.,
                                            its General Partner

                                        By: PATRICOF & CO. MANAGERS, INC.,
                                            its General Partner


                                        By: /s/ Alan J. Patricof
                                            -----------------------------------
                                            Name: Alan J. Patricof
                                            Title: Chairman


                                        APA EXCELSIOR IV/OFFSHORE, L.P.

                                        By: PATRICOF & CO. VENTURES, INC.,
                                            its Investment Advisor


                                        By: /s/ Alan J. Patricof
                                            -----------------------------------
                                            Name: Alan J. Patricof
                                            Title: Chairman


                                        PATRICOF PRIVATE INVESTMENT CLUB, L.P.

                                        By: APA EXCELSIOR IV PARTNERS, L.P.,
                                            its General Partner

                                        By: PATRICOF & CO. MANAGERS, INC.,
                                            its General Partner


                                        By: /s/ Alan J. Patricof
                                            -----------------------------------
                                            Name: Alan J. Patricof
                                            Title: Chairman



[Signature page to
Stockholders Agreement - 9]

                                   WESTON PRESIDIO CAPITAL II, L.P.
                                   By: Weston Presidio Capital Management II,
                                       LP, its General Partner

                                       By: /s/
                                           ------------------------------------


                                   WESTON PRESIDIO CAPITAL III, L.P.
                                   By: Weston Presidio Capital Management III,
                                       LLC, its General Partner

                                       By: /s/
                                           ------------------------------------


                                   WPC ENTREPRENEUR FUND, L.P.
                                   By: Weston Presidio Capital Management III,
                                       LLC, its General Partner

                                       By: /s/
                                           ------------------------------------


                                   HIGHLAND CAPITAL PARTNERS IV
                                   LIMITED PARTNERSHIP
                                   By: Highland Management Partners IV LLC, its
                                       General Partner

                                       By: /s/
                                           ------------------------------------
                                           Member

                                   HIGHLAND ENTREPRENEURS' FUNDS IV,
                                   LIMITED PARTNERSHIP
                                   By: Highland Entrepreneurs' Fund IV LLC, its
                                       General Partner

                                       By: /s/
                                           ------------------------------------
                                           Member

[Signature page to
Stockholders Agreement - 10]

                                        (SECTION 4 STOCKHOLDERS NOT
                                        SIGNING IN ANOTHER CAPACITY)
                                        ----------------------------


                                        /s/ Steven Kalin
                                        ----------------------------
                                        Steven Kalin



                                        /s/ Paul Sheils
                                        ----------------------------
                                        Paul Sheils




[Signature page to
Stockholders Agreement - 11]